                         MORGAN STANLEY REAL ESTATE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

                                                                  AMOUNT
                                      OFFERING       TOTAL          OF        % OF
                              SIZE     PRICE        AMOUNT        SHARES    OFFERING  % OF FUNDS
   SECURITY      PURCHASE/     OF        OF           OF        PURCHASED  PURCHASED     TOTAL                      PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING      BY FUND    BY FUND     ASSETS        BROKERS          FROM
   ---------    ----------  --------  --------  --------------  ---------  ---------  ----------  --------------  -------------
   Prologis      04/08/09       --     $ 6.600  $1,003,200,000    18,250     0.01%       0.56%        Merrill     Merrill Lynch
                                                                                                   Lynch & Co.,
                                                                                                       Citi,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                    Securities,
                                                                                                     ABN AMRO
                                                                                                   Incorporated,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                   J.P. Morgan,
                                                                                                      Morgan
                                                                                                   Stanley, UBS
                                                                                                    Investment
                                                                                                       Bank,
                                                                                                      CALYON,
                                                                                                       Daiwa
                                                                                                    Securities
                                                                                                      America
                                                                                                     Inc., ING
                                                                                                    Wholesale,
                                                                                                      Scotia
                                                                                                      Capital

  Duke Realty    04/16/09      --      $ 7.650  $  500,310,000    13,200     0.02%       0.05%        Merrill     Merrill Lynch
     Corp.                                                                                         Lynch & Co.,
                                                                                                   J.P. Morgan,
                                                                                                      M organ
                                                                                                     Stanley,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                    Securities,
                                                                                                      Morgan
                                                                                                     Keegan &
                                                                                                     Company,
                                                                                                     Inc., UBS
                                                                                                    Investment
                                                                                                       Bank,
                                                                                                     Wachovia
                                                                                                    Securities,
                                                                                                      Scotia
                                                                                                     Capital,
                                                                                                     Citi, ABN
                                                                                                     AMRO, PNC
                                                                                                      Capital
                                                                                                   Markets LLC,
                                                                                                    RBC Capital
                                                                                                     Markets,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey,
                                                                                                      Scotia
                                                                                                      Capital

    Regency      04/21/09      --      $32.500  $  282,750,000     2,100     0.02%       0.26%     J.P. Morgan,    J.P. Morgan
 Centers Corp.                                                                                       Wachovia
                                                                                                    Securities,
                                                                                                      Merrill
                                                                                                   Lynch & Co.,
                                                                                                       Citi,
                                                                                                    Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                    PNC Capital
                                                                                                   Markets LLC,
                                                                                                     Comerica
                                                                                                    Securities,
                                                                                                      Mizuho
                                                                                                    Securities
                                                                                                     USA Inc.,
                                                                                                    RBC Capital
                                                                                                     Markets,
                                                                                                       Daiwa
                                                                                                    Securities
                                                                                                      America
                                                                                                   Inc., Morgan
                                                                                                     Keegan &
                                                                                                     Company,
                                                                                                       Inc.,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey

    Camden       05/06/09      --      $27.500  $  247,500,000     1,950     0.02%       0.19%        Merrill     Merrill Lynch
Property Trust                                                                                     Lynch & Co.,
                                                                                                   J.P. Morgan,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                    Securities,
                                                                                                      Morgan
                                                                                                     Keegan &
                                                                                                     Company,
                                                                                                   Inc., Credit
                                                                                                    Suisse, ING
                                                                                                    Wholesale,
                                                                                                     Wachovia
                                                                                                    Securities,
                                                                                                    PNC Capital
                                                                                                   Markets LLC,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                       Piper
                                                                                                     Jaffray,
                                                                                                      Scotia
                                                                                                     Capital,
                                                                                                     SunTrust,
                                                                                                     Robinson
                                                                                                     Humphrey

Simon Property   05/07/09      --      $50.000  $1,000,000,000     4,000     0.02%       0.78%        Merrill     Merrill Lynch
  Group Inc.                                                                                          Lynch &
                                                                                                      Credit
                                                                                                      Suisse,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                   Citi, Morgan
                                                                                                     Keegan &
                                                                                                     Company,
                                                                                                   Inc., Stifel
                                                                                                     Nicolaus,
                                                                                                     SunTrust,
                                                                                                     Robinson
                                                                                                     Humphrey,
                                                                                                     ABN AMRO
                                                                                                   Incorporated,
                                                                                                        ING
                                                                                                    Wholesale,
                                                                                                    PNC Capital
                                                                                                   Markets LLC,
                                                                                                      Calyon
                                                                                                    Securities
                                                                                                    (USA) Inc.,
                                                                                                       Daiwa
                                                                                                    Securities
                                                                                                      America
                                                                                                    Inc., Piper
                                                                                                      Jaffray
                                                                                                      Scotia
                                                                                                      Capital

  Forest City    05/14/09      --      $ 6.600  $  300,300,000    39,500     0.08%       1.03%        Merrill     Merrill Lynch
  Enterprises                                                                                      Lynch & Co.,
     Inc.                                                                                            Goldman,
                                                                                                   Sachs & Co.,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                      KeyBanc
                                                                                                      Capital
                                                                                                   Markets, UBS
                                                                                                    Investment
                                                                                                     Bank, PNC
                                                                                                      Capital
                                                                                                   Markets LLC,
                                                                                                     ABN AMRO
                                                                                                   Incorporated,
                                                                                                      Calyon
                                                                                                    Securities
                                                                                                    (USA) Inc.,
                                                                                                    BMO Capital
                                                                                                     Markets,
                                                                                                     Comerica
                                                                                                    Securities,
                                                                                                     Inc., BNY
                                                                                                      Mellon
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                     LLC, ING
                                                                                                    Wholesale,
                                                                                                      Keefe,
                                                                                                    Bruyette &
                                                                                                   Woods, Piper
                                                                                                   Jaffray, RBC
                                                                                                      Capital
                                                                                                      Markets